Exhibit 10.1

EXECUTION VERSION
     FIRST AMENDMENT dated as of December 19, 2008 (this “Amendment”) to the Credit Agreement dated as of June 13, 2008, as amended and restated as of August 14, 2008 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), among PAREXEL INTERNATIONAL CORPORATION, a Massachusetts corporation (the “Administrative Borrower”), PAREXEL INTERNATIONAL HOLDING B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (the “Dutch Borrower”), PAREXEL INTERNATIONAL HOLDING UK LIMITED, a company incorporated in England and Wales (“Bidco”; and together with the Administrative Borrower, the Dutch Borrower and other Persons who are or hereafter are designated as Borrowers pursuant to Section 2.21 of the Credit Agreement, the “Borrowers”), the Subsidiaries of the Borrowers party thereto, the lenders party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, J.P. MORGAN EUROPE LIMITED, as London Agent, and KEYBANK NATIONAL ASSOCIATION, as Syndication Agent.
          The Administrative Borrower has requested that the Lenders amend the Credit Agreement, and the Lenders are willing to amend the Credit Agreement, on the terms and subject to the conditions set forth herein. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Amendments.
          (a) The definition of “Alternate Base Rate” is hereby amended and restated to read in its entirety as follows:
“‘Alternate Base Rate’ means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period in Dollars on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such page) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.”

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          (b) Section 6.9(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“The Administrative Borrower will not permit Consolidated Net Worth as of the last day of any fiscal quarter to be less than 80% of Consolidated Net Worth as of March 31, 2008 (as set forth in the Administrative Borrower’s Form 10-Q for such period), (i) increased by (A) 50% of Consolidated Net Income for each fiscal quarter ended after March 31, 2008 (with no reduction for any fiscal quarter in which Consolidated Net Income is negative), plus (B) 100% of all Net Equity Proceeds which are received and retained by the Administrative Borrower from and after March 31, 2008, plus (C) 100% of the incremental amount added to Consolidated Net Worth immediately upon the consummation of the ClinPhone Acquisition, plus (D) the lesser of (x) $50,000,000 and (y) the amount by which Consolidated Net Worth as of the last day of such fiscal quarter shall have been increased net of the amount by which Consolidated Net Worth as of such day shall have been reduced, in each case by foreign currency translation adjustments made in fiscal quarters ended after March 31, 2008 to the value of assets and liabilities on the balance sheet on March 31, 2008, and (ii) reduced by the lesser of (x) $50,000,000 and (y) the amount by which Consolidated Net Worth as of the last day of such fiscal quarter shall have been reduced net of the amount by which Consolidated Net Worth as of such day shall have been increased, in each case by foreign currency translation adjustments made in fiscal quarters ended after March 31, 2008 to the value of assets and liabilities on the balance sheet on March 31, 2008.”
          SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Administrative Borrower (on behalf of itself and its Subsidiaries) represents and warrants to each of the Lenders and the Administrative Agent that, as of the Amendment Effective Date:
          (a) after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except for representations and warranties that expressly relate to an earlier date, which representations and warranties were true and correct as of such earlier date; and
          (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
          SECTION 3. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the conditions set forth in this Section 3 shall have been fulfilled to the satisfaction of the Administrative Agent.
          (a) Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of each of the Administrative Borrower, the Subsidiary Guarantors and the Required Lenders.

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          (b) Amendment Fee. The Administrative Agent shall have received payment from the Administrative Borrower, for the account of each Lender that executes and delivers this Amendment at or prior to 12:00 p.m., EST, on December 19, 2008, an amendment fee (the “Amendment Fee”) in an aggregate amount equal to two-and-a-half basis points on the principal amount of the Loans and Commitments of such Lender. The Amendment Fee shall be payable in immediately available funds and, once paid, such fee or any part thereof shall not be refundable.
          (c) Fees and Expenses. The Administrative Agent shall have received payment by the Administrative Borrower of all fees and reasonable out-of-pocket expenses, to the extent invoiced, to be paid or reimbursed to it by the Administrative Borrower in connection herewith.
          SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, amend or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Administrative Agent or the London Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower or Subsidiary Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
          SECTION 5. Reaffirmation of Guarantees and Loan Documents. Each of the Subsidiary Guarantors, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Subsidiary Guarantee Agreement to which it is a party and each of the other Loan Documents continue to be in full force and effect and (b) affirms and confirms its guarantee of all of the Obligations, all as provided in the Credit Agreement, the Subsidiary Guarantee Agreement and the other Loan Documents, as executed, and acknowledges and agrees that such guarantee continues in full force and effect in respect of the Obligations under the Credit Agreement, as amended hereby, and the other Loan Documents.
          SECTION 6. Costs and Expenses. The Administrative Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel.
          SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

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Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic image transmission shall be effective as delivery of a manually executed counterpart hereof.
          SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
          SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

PAREXEL INTERNATIONAL CORPORATION
by	/s/ James F. Winschel, Jr.
	Name:	James F. Winschel, Jr.
	Title:	SVP and CFO

Subsidiary Guarantors: PAREXEL INTERNATIONAL, LLC
by	/s/ James F. Winschel, Jr.
	Name:	James F. Winschel, Jr.
	Title:	Treasurer

PERCEPTIVE INFORMATICS, INC.
by	/s/ James F. Winschel, Jr.
	Name:	James F. Winschel, Jr.
	Title:	Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
by	/s/ D. Scott Farquhar
	Name:	D. Scott Farquhar
	Title:	Vice President

LENDER SIGNATURE PAGE TO AMENDMENT
TO THE PAREXEL CREDIT AGREEMENT

To Approve this Amendment: Name of Institution: KeyBank National Association
by	/s/ TJ Purcell
	Name:	THOMAS J. PURCELL
	Title:	SENIOR VICE PRESIDENT

by			[1]
Name:
Title:

[1]	For any institution requiring a second signature line.

LENDER SIGNATURE PAGE TO AMENDMENT
TO THE PAREXEL CREDIT AGREEMENT

To Approve this Amendment: Name of Institution: R.B.S. Citizens, N.A.
by	/s/ Darcy Salinger
	Name:	Darcy Salinger
	Title:	Vice President

by			[1]
Name:
Title:

[1]	For any institution requiring a second signature line.

LENDER SIGNATURE PAGE TO AMENDMENT
TO THE PAREXEL CREDIT AGREEMENT

To Approve this Amendment: Name of Institution: HSBC Bank USA, NA
by	/s/ Elise M Russo
	Name:	Elise M Russo
	Title:	First Vice President

by			[1]
Name:
Title:

[1]	For any institution requiring a second signature line.

LENDER SIGNATURE PAGE TO AMENDMENT
TO THE PAREXEL CREDIT AGREEMENT

To Approve this Amendment: Name of Institution: HSBC BANK PLC
by	/s/ Peter Ian Wood
	Name:	PETER IAN WOOD
	Title:	SENIOR CORPORATE BANK MANAGER FOR AND ON BEHALF OF HSBC BANK PLC

by			[1]
Name:
Title:

[1]	For any institution requiring a second signature line.

LENDER SIGNATURE PAGE TO AMENDMENT
TO THE PAREXEL CREDIT AGREEMENT

To Approve this Amendment:
Name of Institution: /s/ Fifth Third Bank

by	/s/ Valerie Schanzer
	Name:	Valeria Schanzer
	Title:	Vice President

by			[1]
Name:
Title:

[1]	For any institution requiring a second signature line.

LENDER SIGNATURE PAGE TO AMENDMENT
TO THE PAREXEL CREDIT AGREEMENT

To Approve this Amendment: Name of Institution: ABN AMRO Bank N.V. (representing MEW MBU II N.V.)
by	/s/ E.W.A. de Rayter de Wildt
	Name:	E.W.A. de Rayter de Wildt
	Title:	Vice President, Relationship Manager

by	/s/ Mw Drs A M J H de Kleijn[1]
	Name:	Mw Drs A M J H de Kleijn
	Title:	Senior Vice President

[1]	For any institution requiring a second signature line.

LENDER SIGNATURE PAGE TO AMENDMENT
TO THE PAREXEL CREDIT AGREEMENT

To Approve this Amendment: Name of Institution: Bank of America
by	/s/ Linda Alto
	Name:	Linda Alto
	Title:	SVP

by			[1]
Name:
Title:

[1]	For any institution requiring a second signature line.

LENDER SIGNATURE PAGE TO AMENDMENT
TO THE PAREXEL CREDIT AGREEMENT

To Approve this Amendment: Name of Institution: PNC BANK, NATIONAL ASSOCIATION

by	/s/ Robert M. Martin
	Name:	Robert M. Martin
	Title:	Senior Vice President

by			[1]
Name:
Title:

[1]	For any institution requiring a second signature line.

LENDER SIGNATURE PAGE TO AMENDMENT
TO THE PAREXEL CREDIT AGREEMENT

To Approve this Amendment: Name of Institution: Northern Trust
by	/s/ Tamara Dowd
	Name:	Tamara Dowd
	Title:	Vice President

by			[1]
Name:
Title:

[1]	For any institution requiring a second signature line.